UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

MEMC Electronic Materials, Inc. (the “Registrant”) is filing this amendment to the Current Report on Form 8-K filed by the Registrant on May 9, 2013, to correct Exhibit 99.1 furnished with that Form 8-K. After the filing on May 9, 2013, the Registrant discovered that the press release furnished with the Form 8-K was not the final press release. Specifically, footnotes 2 through 5 to the Financial Highlights table appearing on page 2 and the Segment Summary table on page 3 of the press release were not updated in the press release furnished with the EDGAR filing. Accordingly, the Registrant is furnishing herewith a corrected copy of the final press release as issued on May 9, 2013.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release dated and issued May 9, 2013 furnished with this Report

99.2    Slide presentation furnished with this Report (previously furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	May 10, 2013	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
99.1	Press release dated May 9, 2013 furnished with this Report (corrected)